SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 Or 15(D) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2003

FIBERNET TELECOM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-7841	52-2255974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

570 Lexington Avenue New York, New York 10022
(Address of principal executive offices including zip code)

(212) 405-6200
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 13, 2003, FiberNet Telecom Group, Inc. (the “Company”) filed a Current Report on Form 8-K announcing the completion of certain transactions that occurred on January 10, 2003. The Form 8-K contained two exhibits that were incorrect. Accordingly, filed with this Amendment No. 1 are the corrected exhibits.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of January 10, 2003, by and among the Company and the stockholders listed therein.

10.3	Common Stock Purchase Agreement, dated as of January 10, 2003, by and among the Company and certain investors listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERNET TELECOM GROUP, INC. (Registrant)

Dated: January 16, 2003	By:	/s/ Michael S. Liss
Michael S. Liss President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of January 10, 2003, by and among the Company and the stockholders listed therein.

10.3	Common Stock Purchase Agreement, dated as of January 10, 2003, by and among the Company and certain investors listed therein.